Exhibit 10.26
January 15, 2007
COG Operating LLC
306 W. Wall, Suite 1209
Midland, TX 79701
Revision #1
Attn: Necie Terrell,
This agreement, by and between Navajo Refining Company, L.P. herein called “Navajo” and COG Operating LLC, herein called “COG”, covers the outright purchase of crude oil, by Navajo under the following conditions.
DELIVERIES BY COG

QUALITY:	West Texas/ New Mexico Intermediate and West Texas/ New Mexico Sour Crude Oil.

QUANTITY:	Production from the leases listed on the attached Exhibit A, B, C, D, E, F, G, H, AND I.

TERM:	Effective January 1, 2007 through January 31, 2007 and continuing on a 30 day evergreen basis until cancelled by either party upon 30 day advanced written notice.

DELIVERY:	COG will delivery barrels at the flange as the barrels enter Navajo’s trucks or Navajo’s designated carrier.

PRICE:	A) Navajo agrees to pay COG the average of Flint Hills Resources posted price for West Texas Intermediate type crude oil, gravity deemed 40 degrees API, for the month of delivery, plus the average of Platt’s Oil gram (Platt’s) spot crude price assessments for Posting Plus (P+) WTI at Crushing, plus or minus the Platt’s Cushing WTI/Midland WTS (WTI/WTS) differential, based on equal daily quantities, minus the applicable deduct listed on the attached Exhibit “A”

The P+ and the WTI/WTS differential value will be the mean of the daily average of the Platt’s P+ WTI prices quote in the Platt’s Oil gram from the 26th day of the month two months prior to the month of delivery through the 25th day of the month one month prior to the month of delivery (excluding weekends and holidays). The posted price average includes weekends and holidays, the prices in effect on the day prior to a Saturday, Sunday or holiday will be price for Saturday, Sunday, or holiday.

B) Navajo agrees to pay COG the higher of Navajo’s New Mexico Sour Pipeline posting of the ConocoPhillps’ New Mexico Sour Posting or the average of Flint Hill’s Resources posted price for West Texas Intermediate type crude oil, gravity deemed 40 degrees API, for the month of delivery, plus the average of Platt’s Oil gram (Platt’s) spot crude price assessments for Posting Plus (P+) WTI at Crushing, plus or minus the Platt’s Crushing WTI/ Midland WTS (WTI/WTS) differential, based on equal daily quantities, minus the applicable deduct listed on the attached Exhibit “B”.

The P+ and the WTI/WTS differential value will be the mean of the daily average of the Platt’s P+ WTI prices quote in the Platt’s Oil gram from the 26th day of the month two months prior to the month of delivery through the 25th day of the month one month prior to the month of delivery (excluding weekends and holidays). The posted price average includes weekends and holidays, the prices in effect on the day prior to a Saturday, Sunday or holiday will be price for Saturday, Sunday, or holiday.

C) Navajo agrees to pay COG the base price plus/minus the roll component minus Platt’s Cushing WTI/Midland WTI spread less the applicable deduct shown on attached Exhibit ”C”.

BASE PRICE- The base price shall be average of the Merc settlement price during the calendar month of the delivery month. Weekends and Holiday shall carry the price of the previous Merc settlement price.

ROLL COMPONENT- The settlement prices shall be averaged for the entire MERC trade month while the delivery month is the Merc prompt month. The roll component for the prompt month/second month shall be the difference between the prompt month average minus the second month average times a decimal factor determined by dividing the number of calendar days in the delivery month that the second month trades on the Merc by the number of calendar days in the delivery month. The roll component for the month average times a decimal factor that is one (1) minus the decimal factor for the prompt month /second month. If the second month Merc trading in the delivery month expires on a Friday, then the weekend and any holidays shall be deemed as second month days for determining the decimal factor for the prompt month/second month.

CUSHING WTI/MIDLAND WTI SPREAD- Platt’s daily high/low average fro WTI Cushing minus Platt’s daily high/low average for Midland WTI is the daily WTI/WTI spread. Note:
All Platt’s pricing is for the delivery month as published by Platt’s during the period beginning on the 26th of the second month proceeding the delivery month and ending on the 25th of the second month proceeding the delivery month.

D) Navajo agrees to pay COG the base price plus/minus the roll component minus Platt’s Cushing WTI/Midland WTI spread less the applicable deduct shown on the attached Exhibit “D”.

BASE PRICE- The base price shall be average of the Merc settlement price during the calendar month of the delivery month. Weekends and Holiday shall carry the price of the previous Merc settlement price.

ROLL COMPONENT- The settlement prices shall be averaged for the entire Merc trade month while the delivery month is the Merc prompt month. The month averaged shall be the prompt (delivery) difference between the prompt month average minus the second month average times a decimal factor determined by dividing the number of calendar days in the delivery month that the second month trades on the Merc by the number of calendar days in the month. The roll component for the prompt month/third month shall be the difference between the prompt month average minus the third month average times a decimal factor that is one (1) minus the decimal factor for the prompt month/second month. If the second month Merc trading in the delivery month expires on a Friday, then the weekend and any holidays shall be deemed as second month days for determining the decimal factor for the prompt month/second month.

CUSHING WTI/MIDLAND WTI SPREAD- Platt’s daily high/low average fro WTI Cushing minus Platt’s daily high/low average for Midland WTI is the daily WTI/WTI spread. Note:
All Platt’s pricing is for the delivery month as published by Platt’s during the period beginning on the 26th of the second month proceeding the delivery month and ending on the 25th of the second month proceeding the delivery month.

E) Navajo agrees to pay COG the base price plus/minus roll component minus Platt’s Cushing WTI/Midland WTS Spread less the applicable deduct on the attached Exhibit “E”

BASE PRICE- The base price shall be average of the Merc settlement price during the calendar month of the delivery month. Weekends and Holiday shall carry the price of the previous Merc settlement price.

ROLL COMPONENT- The settlement prices shall be averaged for the entire MERC trade month while the delivery month is the Merc prompt month. The month averaged shall be the prompt (delivery) month and the next two months. The roll component for the prompt month/second month shall be the difference between the prompt month average minus the second month average times a decimal factor determined by dividing the number of calendar days in the delivery month that the second month trades on the Merc by the number of calendar days in the delivery month. The roll component for the month average times a decimal factor that is one (1) minus the decimal factor for the prompt month /second month. If the second month Merc trading in the delivery month expires on a Friday, then the weekend and any holidays shall be deemed as second month days for determining the decimal factor for the prompt month/second month.

CUSHING WTI/MIDLAND WTI SPREAD- Platt’s daily high/low average fro WTI Cushing minus Platt’s daily high/low average for Midland WTI is the daily WTI/WTI spread. Note:
All Platt’s pricing is for the delivery month as published by Platt’s during the period beginning on the 26th of the second month proceeding the delivery month and ending on the 25th of the second month proceeding the delivery month.

F) Navajo agrees to pay COG the base price plus/minus roll component minus Platt’s Cushing WTI/Midland WTS spread less the applicable deduct as listed on the attached Exhibit “F”

BASE PRICE- The base price shall be average of the Merc settlement price during the calendar month of the delivery month. Weekends and Holiday shall carry the price of the previous Merc settlement price.

ROLL COMPONENT- The settlement prices shall be averaged for the entire MERC trade month while the delivery month is the Merc prompt month. The months averages shall be the prompt (delivery) month and the next two months. The roll component for the prompt month/second month shall be the difference between the prompt month average minus the second month average times a decimal factor determined by dividing the number of calendar days in the delivery month that the second month trades on the Merc by the number of calendar days in the delivery month. The roll component for the month average times a decimal factor that is one (1) minus the decimal factor for the prompt month /second month. If the second month Merc trading in the delivery month expires on a Friday, then the weekend and any holidays shall be deemed as second month days for determining the decimal factor for the prompt month/second month.

CUSHING WTI/MIDLAND WTI SPREAD- Platt’s daily high/low average fro WTI Cushing minus Platt’s daily high/low average for Midland WTI is the daily WTI/WTI spread. Note:
All Platt’s pricing is for the delivery month as published by Platt’s during the period beginning on the 26th of the second month proceeding the delivery month and ending on the 25th of the second month proceeding the delivery month.

G) Navajo agrees to pay COG Navajo Refining Company’s posted price for New Mexico Trucked Sour Crude Oil, gravity deemed 34 degrees API, on leases attached to Exhibit “G”, based on equal daily quantities.

H) Navajo agrees to pay COG Navajo Refining Company’s posted price for West Texas Trucked intermediate crude oil based on equal daily quantities .

I)	Navajo agrees to pay COG the average for Platt’s posted prices for West Texas Intermediate, gravity deemed 40 degrees API, for the month of delivery, plus the average of Platt’s Oil Gram (Platt’s) spot crude price assessment for posting Plus (P+) WTI Cushing, plus or minus the Platt’s Midland/Cushing WTI (Mid/Cush) differential, based on equal daily quantities, minus the applicable deduct listed on the attached Exhibit “I”.

The P+ and the WTI differential value will be the mean of the daily average of the Platt’s P+ WTI prices quoted in the Platt’s Oil gram from the 26th day of the month two month prior to the month of delivery through the 25th day of the month one month prior of delivery (excluding weekends and holidays). The posted average includes weekends and holidays, the price in effect on the day prior to a Saturday, Sunday or holiday will be the price for Saturday, Sunday or holiday.
PROVISION APPLICABLE TO BOTH PARTIES

PAYMENT:	Payment shall be made via wire transfer on or about the 20th of the month following the month of delivery.
GENERAL PROVISIONS: ConocoPhillps General Provisions dated January 1, 1993 apply.
If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance by signing in the space provided below and return one copy for our records.
Sincerely,
Navajo Refining Company LP

/s/ Bryan L. Mason	/s/ Curt Kamradt

Manager Crude Supply	Curt Kamradt
Navajo Refining Company, L.P.	COG Operating LLC

EXHIBIT ‘A’
NEW MEXICO SOUR LEASES

NRC LSE#	LEASE NAME	COUNTY, ST	DEDUCT/BONUS
12252	CARPERS LEVERS	EDDY, NM	-0.20
14056	HOLDER CB FEDERAL	EDDY, NM	-0.20
14124	MCINTYRE A EAST	EDDY, NM	-0.20
14522	ETZ STATE UNIT	EDDY, NM	-0.20
14523	BERRY A FEDERAL	EDDY, NM	-0.20
14557	RJ UNIT (SOUTH BATTERY)	EDDY, NM	-0.20
15923	BERRY A FEDERAL (PADDOCK)	EDDY, NM	-0.20
16001-001	MCINTYRE A EAST (NW PADDOCK)	EDDY, NM	-0.20
16001-002	MCINTYRE A WEST (NW PADDOCK)	EDDY, NM	-0.20
16002	WD MCINTYRE C (PADDOCK)	EDDY, NM	-0.20
16200	MCINTYRE DK FEDERAL #1-13	EDDY, NM	-0.20
16201-001	JENKINS B FEDERAL (PADDOCK)	EDDY, NM	-0.20
16201-002	JENKINS B FEDERAL (SAN ANDRES)	EDDY, NM	-0.20
16235-001	MCINTYRE A EAST (SW PADDOCK)	EDDY, NM	-0.20
16235-002	MCINTYRE A WEST (SW PADDOCK)	EDDY, NM	-0.20
16236	W D MCINTYRE E	EDDY, NM	-0.20
16237	MCINTYRE B	EDDY, NM	-0.20
16238	JUNIPER STATE (PADDOCK)	EDDY, NM	-0.20
16258-001	STATE S-19 (E-4201)	EDDY, NM	-0.20
16258-002	STATE S-19 (E-742)	EDDY, NM	-0.20
16258-003	STATE S-19 (B-7677)	EDDY, NM	-0.20
16289	CONTINENTAL A STATE	EDDY, NM	-0.20
16491	DEXTER FEDERAL (PADDOCK)	EDDY, NM	-0.20
16496	SINCLAIR PARK #2 & 3	EDDY, NM	-0.20
16552	CONTINENTAL B STATE (YESO)	EDDY, NM	-0.20
16582	SCHLEY FEDERAL	EDDY, NM	-0.20
16599	MOHAWK FEDERAL	EDDY, NM	-0.20
16607	SHAWNEE FEDERAL	EDDY, NM	-0.20
16609	RINCON STATE	EDDY, NM	-0.20
16627	WICHITA STATE #1	EDDY, NM	-0.20
16632	WOOLLEY FEDERAL (PADDOCK)	EDDY, NM	-0.20
16665	HARPER STATE	EDDY, NM	-0.20
16679	BRIGHAM H NORTH	EDDY, NM	-0.20
16689	BRIGHAM H SOUTH	EDDY, NM	-0.20
16691	NAVAHO FEDERAL	EDDY, NM	-0.20
16704	IMPERIAL STATE #1-5	EDDY, NM	-0.20
16736	CHEYENNE FEDERAL	EDDY, NM	-0.20
16781	PAWNEE STATE	EDDY, NM	-0.20
16796	MESILLA STATE	EDDY, NM	-0.20
16846	ELECTRA FEDERAL	EDDY, NM	-0.20
16850	HOUMA STATE	EDDY, NM	-0.20
16856	POLARIS B FEDERAL 1,2,3	EDDY, NM	-0.20
19903	G J WEST COOP UNIT	EDDY, NM	-0.20
40159	HOLDER CB FEDERAL (PADDOCK)	EDDY, NM	-0.20
41989	HARPER STATE #5	EDDY, NM	-0.20
17418	BROWN FEDERAL (MALJAMAR)	LEA, NM	-0.20
EXHIBIT ‘B’
NEW MEXICO SOUR LEASES

NRC LSE#	LEASE NAME	COUNTY, ST	DEDUCT/BONUS
10200	RLSU (RED LAKE SAND UNIT)	EDDY, NM	-0.60

NRC LSE#	LEASE NAME	COUNTY, ST	DEDUCT/BONUS
12040	EAST HIGH LONESOME FEDERAL)	EDDY, NM	-0.60
12105	Y D FEDERAL	EDDY, NM	-0.60
14159	WELCH FEDERAL #1	EDDY, NM	-0.60
14517	W D MCINTYRE C	EDDY, NM	-0.60
14556	JACKSON FEDERAL	EDDY, NM	-0.60
15253	BIG GEORGE STATE	EDDY, NM	-0.60
15288	TYLER FEDERAL	EDDY, NM	-0.60
15291	ADAMS FEDERAL	EDDY, NM	-0.60
15491	WESTALL A STATE	EDDY, NM	-0.60
15496	WILLOW STATE	EDDY, NM	-0.60
15518	CONTINENTAL B STATE	EDDY, NM	-0.60
15598	YUCCA STATE	EDDY, NM	-0.60
16219	CHOCTAW STATE	EDDY, NM	-0.60
17036	STATE “I”	EDDY, NM	-0.60
17100	VS UNIT	EDDY, NM	-0.60
17462	DEXTER 1, 2 & 3	EDDY, NM	-0.60
17769	GISSLER FEDERAL	EDDY, NM	-0.60
18021	DAVIS FEDERAL	EDDY, NM	-0.60
18307	RV STATE	EDDY, NM	-0.60
18339	FARMER FEDERAL	EDDY, NM	-0.60
18375	WILSON FEDERAL	EDDY, NM	-0.60
18810	BEESON NO. 1	EDDY, NM	-0.60
19034	HIGH LONESOME PENROSE	EDDY, NM	-0.60
19138	SIVLEY FEDERAL	EDDY, NM	-0.60
19158	DENTON FEDERAL	EDDY, NM	-0.60
19322	WESTALL B STATE	EDDY, NM	-0.60
19427	BEESON D FED #2	EDDY, NM	-0.60
19932	FOLK FEDERAL	EDDY, NM	-0.60
40322	STATE S 19 (YESO)	EDDY, NM	-0.60
40835	REDBUD FEDERAL	EDDY, NM	-0.60
41432	NEW MEXICO Z STATE	EDDY, NM	-0.60
41481	S & T STATE	EDDY, NM	-0.60
41504	RAPTOR STATE #1	EDDY, NM	-0.60
41786	DOVE STATE	EDDY, NM	-0.60
41926	STATE CA	EDDY, NM	-0.60
41983	MESILLA STATE #3	EDDY, NM	-0.60
42090	RJ UNIT (NORTH BATTERY)	EDDY, NM	-0.60
41478-001	ALSCOTT FEDERAL #1	EDDY, NM	-0.60
41478-002	ALSCOTT FEDERAL #2	EDDY, NM	-0.60
42120	POLARIS B FEDERAL #5	EDDY, NM	-0.60
12417	GRACE MITCHELL B	LEA, NM	-0.60
13201	LEAKER CC	LEA, NM	-0.60
14500	PEARSALL “BX”	LEA, NM	-0.60
15540	MONSANTO 30 STATE	LEA, NM	-0.60
16631	BATE FEDERAL #1	LEA, NM	-0.60
17360	FEDERAL 18 TONTO SWD	LEA, NM	-0.60
17596	PETRUS D	LEA, NM	-0.60
17633	PEARSALL “AX” #3	LEA, NM	-0.60
17771	EDWARD STATE	LEA, NM	-0.60
17847	PEARSALL QUEEN SAND UNIT	LEA, NM	-0.60
17936	BROWN FEDERAL (PEARSALL)	LEA, NM	-0.60
18483	JOHNS B #1	LEA, NM	-0.60
19054	WALLINGFORD	LEA, NM	-0.60
19697	WALKER FEDERAL #1 & #2	LEA, NM	-0.60
19812	BASSETT BIRNEY #1	LEA, NM	-0.60
40682	SAPPHIRE STATE	LEA, NM	-0.60
40917	PEARSALL AX	LEA, NM	-0.60
40925	WALKER FEDERAL #3	LEA, NM	-0.60
41430	ANTEATER FEDERAL	LEA, NM	-0.60
42059	CENTURY STATE #1	LEA, NM	-0.60

NRC LSE#	LEASE NAME	COUNTY, ST	DEDUCT/BONUS
13499-001	MILLER “B”	LEA, NM	-0.60
13499-002	MILLER BX	LEA, NM	-0.60
15965-001	ELLIOTT 31 FEDERAL #6	LEA, NM	-0.60
15965-002	ELLIOTT 31 FEDERAL #8	LEA, NM	-0.60
EXHIBIT ‘C’
WEST TEXAS INTERMEDIATE LEASES

NRC LSE#	LEASE NAME	COUNTY, ST	DEDUCT/BONUS
5276	BARNETT	LOVING, TX	-0.98
4397	DICKENSON 19	MIDLAND, TX	-0.98
40120	CLARENCE SCHARBAUER ET AL	MIDLAND, TX	0.00
31394	ATHEY STATE #1	PECOS, TX	0.00
42073	NEAL JO 49 #1	PECOS, TX	0.00
3837360	TENNECO MENDEL 38 #1,2 & 3	PECOS, TX	-1.00
3837382	TENNECO ROGERS 35 #1 & #2	PECOS, TX	-1.00
3838512	TEXACO ATA #1	REEVES, TX	-1.00
2561	UNIVERSITY 41 & 5	ANDREWS, TX	-0.85
31383	LOCKHART & BROWN #3	ANDREWS, TX	0.00
3381471	HUMBLE KING #1E & #2D	ANDREWS, TX	-0.85
3571243	HAYDEN MILES “A”	ANDREWS, TX	-0.85
5651-003	BITLERLOWE (COG) TRACT #2	ANDREWS, TX	-0.85
EXHIBIT ‘D’
NEW MEXICO INTERMEDIATE LEASES

NRC LSE#	LEASE NAME	COUNTY, ST	DEDUCT/BONUS
1660	GOLDRUSH 30 FEDERAL #7, 2 & 31 FED #1,2,3	EDDY, NM	-0.95
5213	STATE 11 COM #1	EDDY, NM	-0.95
5267	GOLDRUSH 30 FEDERAL #1,3,4,5,6	EDDY, NM	-0.95
5278	KEYSTONE BATTERY #1,2,5	EDDY, NM	-0.95
5279	KEYSTONE BATTERY #4 & HONDO STATE COM #1	EDDY, NM	-0.95
5280	GR 30 STATE #1,2,3	EDDY, NM	-0.95
5286	COCHITI 5 FEDERAL COM	EDDY, NM	-0.95
5295	DC 30 STATE #1	EDDY, NM	-0.95
5411	HANSON FEDERAL	EDDY, NM	-0.95
42103	BLUE THUNDER 5 #1	EDDY, NM	-0.95
15986	WHITE OAK STATE	EDDY, NM	-0.85
16202	G J WEST COOP UNIT (COM)	EDDY, NM	-0.85
16203	FEDERAL KL-17 #1	EDDY, NM	-0.85
18017	SINCLAIR PARK #1	EDDY, NM	-0.85
19092	WOOLLEY FEDERAL	EDDY, NM	-0.85
40271	BROWN BEAR COM #1	EDDY, NM	-0.85
40297	ANTELOPE 36 STATE COM	EDDY, NM	-0.85
40302	KODIAK FEDERAL	EDDY, NM	-0.85
40476	BARBARY 17 COM	EDDY, NM	-0.85
40929	IMPALA STATE	EDDY, NM	-0.85
41071	DOGWOOD FEDERAL	EDDY, NM	-0.85
41128	MAPLE STATE #1	EDDY, NM	-0.85
41293	DIAMONDBACKS STATE #1	EDDY, NM	-0.85
41840	ELECTRA FEDERAL #5	EDDY, NM	-0.85
41951	MESQUITE 17-19 BATTERY	EDDY, NM	-0.85
42011	MCINTYRE B #10	EDDY, NM	-0.85
42049	IMPERIAL STATE #7	EDDY, NM	-0.85
42097	REINDEER FEDERAL #1	EDDY, NM	-0.85
16626-001	MESQUITE STATE (EMPIRE YESO)	EDDY, NM	-0.85
16626-002	MESQUITE STATE (SAN ANDRES)	EDDY, NM	-0.85
17952-001	STATE S 19 #4 (ABO)	EDDY, NM	-0.85
17952-002	STATE S 19 #1 (ABO)	EDDY, NM	-0.85

NRC LSE#	LEASE NAME	COUNTY, ST	DEDUCT/BONUS
42048-001	STATE S-19 #23 & #25	EDDY, NM	-0.85
42048-002	STATE S-19 #28	EDDY, NM	-0.85
42157	BLUE RIDGE 28 STATE #1	EDDY, NM	-0.85
16451	SCHLEY FEDERAL	EDDY, NM	-0.78
16478	WESTERN FEDERAL	EDDY, NM	-0.78
16565	MIMOSA STATE	EDDY, NM	-0.78
16581	TENNECO STATE	EDDY, NM	-0.78
16593	SPRUCE FEDERAL	EDDY, NM	-0.78
16870	ELK 22 FEDERAL	EDDY, NM	-0.78
19140	MCINTYRE A WEST (ABO)	EDDY, NM	-0.78
40051	BEECH FEDERAL	EDDY, NM	-0.78
40125	LOCO SW #1	EDDY, NM	-0.78
40337	FIR FEDERAL	EDDY, NM	-0.78
40431	ANTELOPE STATE	EDDY, NM	-0.78
40701	COYOTE STATE	EDDY, NM	-0.78
42002	CONTINENTAL A STATE #11 & 12	EDDY, NM	-0.78
41792	GOLDRUSH 29 FEDERAL #2	EDDY, NM	0.00
41863	BLUE THUNDER 4 FEDERAL #1	EDDY, NM	0.00
41874	STATE 11 COM #2	EDDY, NM	0.00
41932	WD MCINTYRE C #8	EDDY, NM	0.00
41996	HARVARD FEDERAL #5	EDDY, NM	0.00
42072	MOSLEY CANYON 6 STATE #1	EDDY, NM	0.00
15761	STATE K 33 COM #3	LEA, NM	-1.00
16667	STINGRAY 10 STATE	LEA, NM	-0.85
17867	LANGLEY A FEDERAL #1	LEA, NM	-0.85
18316	JON BOB #1	LEA, NM	-0.85
40127	BARRACUDA STATE	LEA, NM	-0.85
40311	CHINOOK STATE	LEA, NM	-0.85
40926	FOX FEDERAL	LEA, NM	-0.85
41104	PEARSALL A #2	LEA, NM	-0.85
41121	PEARSALL BX #7 & 9	LEA, NM	-0.85
41249	WEASEL FEDERAL #4	LEA, NM	-0.85
41372	RHINO FEDERAL #1	LEA, NM	-0.85
40911-001	PANTHER FEDERAL #1	LEA, NM	-0.85
40911-002	PANTHER FEDERAL #3	LEA, NM	-0.85
40911-003	PANTHER FEDERAL #5	LEA, NM	-0.85
40911-004	PANTHER FEDERAL #2	LEA, NM	-0.85
40911-005	PANTHER FEDERAL #4	LEA, NM	-0.85
41131-001	FEE MA B #4	LEA, NM	-0.85
41131-002	FEE MA B #5	LEA, NM	-0.85
41131-003	FEE MA B #6	LEA, NM	-0.85
41131-004	FEE MA B #7	LEA, NM	-0.85
5296	LOWE 20 #1,2	LEA, NM	-0.75
31382	BILBREY 34 FED #001	LEA, NM	0.00
31385	WILDTURKEY 9 STATE & 10 STATE	LEA, NM	0.00
31386	PROHIBITION FEDERAL UNIT #3	LEA, NM	0.00
31387	EMERALD FEDERAL #1	LEA, NM	0.00
31391	PROHIBITION FEDERAL UNIT #1	LEA, NM	0.00
31392	PROHIBITION #4 & #6	LEA, NM	0.00
41898	PROHIBITION 12 FEDERAL #7 & #8	LEA, NM	0.00
42054	PROHIBITION 12 FEDERAL #10, 12	LEA, NM	0.00

EXHIBIT ‘E’
WEST TEXAS SOUR LEASES

NRC LSE#	LEASE NAME	COUNTY, ST	DEDUCT/BONUS
3571241	MILES HAYDEN A & MILES B	ANDREWS, TX	-0.88
1025	SOUTHLAND ROYALTY D #1 & C #2	ANDREWS, TX	-0.85
1026	SOUTHLAND ROYALTY C #1,3,4 & D #4	ANDREWS, TX	-0.85
5651-002	BITLERLOWE (COG) TRACT #2 & 3	ANDREWS, TX	-0.85
3179119	DEEP ROCK A	ANDREWS, TX	-0.85
3635700	OGDEN A & B	ANDREWS, TX	-0.85
31393	WHITE #2	ANDREWS, TX	0.00
31395	BITLERLOWE B	ANDREWS, TX	0.00
42038	M R LOWE 15 #1	ANDREWS, TX	0.00
3659	L B RUSSELL	GAINES, TX	-0.86
1508	STRAUCH HAMMOND CUNNINGHAM	GAINES, TX	-0.68
2604	FIELDS #1-3 & ANCELL	GAINES, TX	-0.68
31396	NORTHRUP-LINDSEY	GAINES, TX	0.00
40090	HOPKINS UNIT	GAINES, TX	0.00
42014	WINKLES #1	GAINES, TX	0.00
EXHIBIT ‘F’
NEW MEXICO SOUR LEASES

NRC LSE#	LEASE NAME	COUNTY, ST	DEDUCT/BONUS
31384	M D SELF #3, #5, #6	LEA, NM	0.00
40615	WEST CORBIN 13, 13A, UNCLE SAM 13	LEA, NM	0.00
42031	CHOLLA STATE #1	LEA, NM	0.00
EXHIBIT ‘G’
NEW MEXICO SOUR LEASES

NRC LSE#	LEASE NAME	COUNTY, ST	DEDUCT/BONUS
15318	PRONGHORN SWD #1	LEA, NM	0.00
42058	BARREL STATE #1	LEA, NM	0.00
EXHIBIT ‘H’
NEW MEXICO INTERMEDIATE LEASE

NRC LSE#	LEASE NAME	COUNTY, ST	DEDUCT/BONUS
42012	HANSON 33 FEDERAL #4	EDDY, NM	0.00
EXHIBIT ‘I’
WEST TEXAS INTERMEDIATE LEASE

NRC LSE#	LEASE NAME	COUNTY, ST	DEDUCT/BONUS
3296000	FULLER	HOWARD, TX	-0.84
3765450	J B RYAN 1-10	HOWARD, TX	-0.84
3765680	T P RYAN	HOWARD, TX	-0.84
3831320	TALBOT #2 & #4	HOWARD, TX	-0.84
3832320	TATE D #1 & #2	HOWARD, TX	-0.84

GENERAL PROVISIONS
DOMESTIC CRUDE OIL AGREEMENTS
A. Measurement and Tests: All measurements hereunder shall be made from static tank gauges on 100 percent tank table basis or by positive displacement meters. All measurements and tests shall be made in accordance with the latest ASTM or ASME-API (Petroleum PD Meter Code) published methods then in effect, whichever apply. Volume and gravity shall be adjusted to 60 degrees Fahrenheit by the use of Table 6A and 5A of the Petroleum Measurement Tables ASTM Designation D1250 in their latest revision. The crude oil delivered hereunder shall be marketable and acceptable in the applicable common or segregated stream of the carriers involved but not to exceed 1% S&W. Full deduction for all free water and S&W content shall be made according to the API/ASTM Standard Method then in effect. Either party shall have the right to have a representative witness all gauges, tests and measurements. In the absence of the other party’s representative, such gauges, tests and measurements shall be deemed to be correct.
B. Warranty: The Seller warrants good title to all crude oil delivered hereunder and warrants that such crude oil shall be free from all royalties, liens, encumbrances and all applicable foreign, federal, state and local taxes.
     Seller further warrants that the crude oil delivered shall not be contaminated by chemicals foreign to virgin crude oil including, but not limited to chlorinated and/or oxygenated hydrocarbons and lead. Buyer shall have the right, without prejudice to any other remedy available to Buyer, to reject and return to Seller any quantities of crude oil which are found to be so contaminated, even after delivery to Buyer.
C. Rules and Regulations: The terms, provisions and activities undertaken pursuant to this Agreement shall be subject to all applicable laws, orders and regulations of all governmental authorities. If at any time a provision hereof violates any such applicable laws, orders or regulations, such provision shall be voided and the remainder of the Agreement shall continue in full force and effect unless terminated by either party upon giving written notice to the other party hereto. If applicable, the parties hereto agree to comply with all provisions (as amended) of the Equal Opportunity Clause prescribed in 41 C.F.R. 60-1.4; the Affirmative Action Clause for disabled veterans and veterans of the Vietnam Era prescribed in 41 C.F.R. 60-250.4; the Affirmative Action Clause for Handicapped Workers prescribed in 41 C.F.R. 60-741.4; 48 C.F.R. Chapter 1 Subpart 19.7 regarding Small Business and Small Disadvantaged Business Concerns; 48 C.F.R. Chapter 1 Subpart 20.3 regarding Utilization of Labor Surplus Area Concerns; Executive Order 12138 and regulations thereunder regarding subcontracts to women-owned business concerns; Affirmative Action Complicance Program (41 C.F.R. 60-1.40); annually file SF-100 Employer Information Report (41 C.F.R. 60-1.7); 41 C.F.R. 60-1.8 prohibiting segregated facilities; and the Fair Labor Standards Act of 1938 as amended, all of which are incorporated in this Agreement by reference.
D. Hazard Communication: Seller shall provide its Material Safety Data Sheet (“MSDS”) to Buyer. Buyer acknowledges the hazards and risks in handling and using crude oil. Buyer shall read the MSDS and advise its employees, its affiliates, and third parties, who may purchase or come into contact with such crude oil, about the hazards of crude oil, as well as the precautionary procedures for handling said crude oil, which are set forth in such MSDS and any supplementary MSDS or written warning(s) which Seller may provide to Buyer from time to time.
E. Force Majeure: Except for payment due hereunder, either party hereto shall be relieved from liability for failure to perform hereunder for the duration and to the extent such failure is occasioned by war, riots, insurrections, fire, explosions, sabotage, strikes, and other labor or industrial disturbances, acts of God or the elements, governmental laws, regulations, or requests, acts in furtherance of the International Energy Program, disruption or breakdown of production or transportation facilities, delays of pipeline carrier in receiving and delivering crude oil tendered, or by any other cause, whether similar or not, reasonably beyond the control of such party. Any such failures to perform shall be remedied with all reasonable dispatch, but neither party shall be required to supply substitute quantities from other sources of supply. Failure to perform due to events of Force Majeure shall not extend the terms of this Agreement.
     Notwithstanding the above, and in the event that the Agreement is an associated purchase/sale, or exchange of crude oil, the parties shall have the rights and obligations described below in the circumstances described below:
     (1) If, because of Force Majeure, the party declaring Force Majeure (the “Declaring Party”) is unable to deliver part or all of the quantity of crude oil which the Declaring Party is obligated to deliver under the Agreement or associated contract, the other party (the “Exchange Partner”) shall have the right but not the obligation to reduce its deliveries of crude oil under the same Agreement or associated contract by an amount not to exceed the number of barrels of crude oil that the Declaring Party fails to deliver.
     (2) If, because of Force Majeure, the Declaring Party is unable to take delivery of part or all of the quantity of crude oil to be delivered by the Exchange Partner under the Agreement or associated contract, the Exchange Partner shall have the right but not the obligation to reduce its receipts of crude oil under the same Agreement or associated contract by an amount not to exceed the number of barrels of crude oil that the Declaring Party fails to take delivery of.
F. Payment: Unless otherwise specified in the Special Provisions of this Agreement, Buyer agrees to make payment against Seller’s invoice for the crude oil purchased hereunder to a bank designated by Seller in U.S. dollars by telegraphic transfer in immediately available funds. Unless otherwise specified in the Special Provisions of this Agreement, payment will be due on or before the 20th of the month following the month of delivery. If payment due date is on a Saturday or New York bank holiday other than Monday, payment shall be due on the preceding New York banking day. If payment due date is on a Sunday or a Monday New York bank holiday, payment shall be due on the succeeding New York banking day.
     Payment shall be deemed to be made on the date good funds are credited to Seller’s account at Seller’s designated bank.
     In the event that Buyer fails to make any payment when due, Seller shall have the right to charge interest on the amount of the overdue payment at a per annum rate which shall be two percentage points higher than the published prime lending rate of Morgan Guaranty Trust Company of New York on the date payment was due, but not to exceed the maximum rate permitted by law.
Effective January 1, 1993
Supersedes November 1983 General Provisions

G. Financial Responsibility: Notwithstanding anything to the contrary in this Agreement, should Seller reasonably believe it necessary to assure payment, Seller may at any time require, by written notice to Buyer, advance cash payment or satisfactory security in the form of a Letter or Letters of Credit at Buyer’s expense in a form and from a bank acceptable to Seller to cover any or all deliveries of crude oil. If Buyer does not provide the Letter of Credit on or before the date specified in Seller’s notice under this section, Seller or Buyer may terminate this Agreement forthwith. However, if a Letter of Credit is required under the Special Provisions of this Agreement and Buyer does not provide same, then Seller only may terminate this Agreement forthwith. In no event shall Seller be obligated to schedule or complete delivery of the crude oil until said Letter of Credit is found acceptable to Seller. Each party may offset any payments or deliveries due to the other party under this or any other agreement between the parties.
     If a party to this Agreement (the “Defaulting Party”) should (1) become the subject of bankruptcy or other insolvency proceedings, or proceedings for the appointment of a receiver, trustee, or similar official, (2) become generally unable to pay its debts as they become due, or (3) make a general assignment for the benefit of creditors, the other party to this Agreement may withhold shipments without notice.
H. Liquidation:
     (1) Right to Liquidate. At any time after the occurrence of one or more of the events described in the third paragraph of Section G, Financial Responsibility, the other party to the Agreement (the “Liquidating Party”) shall have the right, at its sole discretion, to liquidate this Agreement by terminating this Agreement. Upon termination, the parties shall have no further rights or obligations with respect to this Agreement, except for the payment of the amount(s) (the “Settlement Amount” or “Settlement Amounts”) determined as provided in Paragraph (3) of this section.
     (2) Multiple Deliveries. If this Agreement provides for multiple deliveries of one or more types of crude oil in the same or different delivery months, or for the purchase or exchange of crude oil by the parties, all deliveries under this Agreement to the same party at the same delivery location during a particular delivery month shall be considered a single commodity transaction (“Commodity Transaction”) for the purpose of determining the Settlement Amount(s). If the Liquidating Party elects to liquidate this Agreement, the Liquidating Party must terminate all Commodity Transactions under this Agreement.
     (3) Settlement Amount. With respect to each terminated Commodity Transaction, the Settlement Amount shall be equal to the contract quantity of crude oil, multiplied by the difference between the contract price per barrel specified in this Agreement (the “Contract Price”) and the market price per barrel of crude oil on the date the Liquidating Party terminates this Agreement (the “Market Price”). If the Market Price exceeds the Contract Price in a Commodity Transaction, the selling party shall pay the Settlement Amount to the buying party. If the Market Price is less than the Contract Price in a Commodity Transaction, the buying party shall pay the Settlement Amount to the selling party. If the Market Price is equal to the Contract Price in a Commodity Transaction, no Settlement Amount shall be due.
     (4) Termination Date. For the purpose of determining the Settlement Amount, the date on which the Liquidating Party terminates this Agreement shall be deemed to be (a) the date on which the Liquidating Party sends written notice of termination to the Defaulting Party, if such notice of termination is sent by telex or facsimile transaction; or (b) the date on which the Defaulting Party receives written notice of termination from the Liquidating Party, if such notice of termination is given by United States mail or a private mail delivery service.
     (5) Market Price. Unless otherwise provided in this Agreement, the Market Price of crude oil sold or exchanged under this Agreement shall be the price for crude oil for the delivery month specified in this Agreement and at the delivery location that corresponds to the delivery location specified in this Agreement, as reported in Platt’s Oilgram Price Report (“Platt’s”) for the date on which the Liquidating Party terminates this Agreement. If Platt’s reports a range of prices for crude oil on that date, the Market Price shall be the arithmetic average of the high and low prices reported by Platt’s. If Platt’s does not report prices for the crude oil being sold under this Agreement, the Liquidating Party shall determine the Market Price of such crude oil in a commercially reasonable manner, unless otherwise provided in this Agreement.
     (6) Payment of Settlement Amount. Any Settlement Amount due upon termination of this Agreement shall be paid in immediately available funds within two business days after the Liquidating Party terminates this Agreement. However, if this Agreement provides for more than one Commodity Transaction, or if Settlement Amounts are due under other agreements terminated by the Liquidating Party, the Settlement Amounts due to each party for such Commodity Transactions and/or agreements shall be aggregated. The party owing the net amount after such aggregation shall pay such net amount to the other party in immediately available funds within two business days after the date on which the Liquidating Party terminates this Agreement.
     (7) Miscellaneous. This section shall not limit the rights and remedies available to the Liquidating Party by law or under other provisions of this Agreement. The parties hereby acknowledge that this Agreement constitutes a forward contract for purposes of Section 556 of the U.S. Bankruptcy Code.
I. Equal Daily Deliveries: For pricing purposes only, unless otherwise specified in the Special Provisions, all crude oil delivered hereunder during any calendar month shall be considered to have been delivered in equal daily quantities during such month.
J. Exchange Balancing: If volumes are exchanged, each party shall be responsible for maintaining the exchange in balance on a month-to-month basis, as near as pipeline or other transportation conditions will permit. In all events upon termination of this Agreement and after all monetary obligations under this Agreement have been satisfied, any volume imbalance existing at the conclusion of this Agreement of less than 1,000 barrels will be declared in balance. Any volume imbalance of 1,000 barrels or more, limited to the total contract volume, will be settled by the underdelivering party making delivery of the total volume imbalance in accordance with the delivery provisions of this Agreement applicable to the underdelivering party, unless mutually agreed to the contrary. The request to schedule all volume imbalances must be confirmed in writing by one party or both parties. Volume imbalances confirmed by the 20th of the month shall be delivered during the calendar month after the volume imbalance is confirmed. Volume imbalances confirmed after the 20th of the month shall be delivered during the second calendar month after the volume imbalance is confirmed.
Effective January 1, 1993
Supersedes November 1983 General Provisions

K. Delivery, Title, and Risk of Loss: Delivery, title, and risk of loss of the crude oil delivered hereunder shall pass from Seller to Buyer as follows:
     For lease delivery locations, delivery of the crude oil to the Buyer shall be effected as the crude oil passes the last permanent delivery flange and/or meter connecting the Seller’s lease/unit storage tanks or processing facilities to the Buyer’s carrier. Title to and risk of loss of the crude oil shall pass from Seller to Buyer at the point of delivery.
     For delivery locations other than lease/unit delivery locations, delivery of the crude oil to the Buyer shall be effected as the crude oil passes the last permanent delivery flange and/or meter connecting the delivery facility designated by the Seller to the Buyer’s carrier. If delivery is by in-line transfer, delivery of the crude oil to the Buyer shall be effected at the particular pipeline facility designated in this Agreement. Title to and risk of loss of the crude oil shall pass from the Seller to the Buyer upon delivery.
L. Term: Unless otherwise specified in the Special Provisions, delivery months begin at 7:00 a.m. on the first day of the calendar month and end at 7:00 a.m. on the first day of the following calendar month.
M. Governing Law: This Agreement and any disputes arising hereunder shall be governed by the laws of the State of Texas.
N. Necessary Documents: Upon request, each party agrees to furnish all substantiating documents incident to the transaction, including a Delivery Ticket for each volume delivered and an invoice for any month in which the sums are due.
O. Waiver: No waiver by either party regarding the performance of the other party under any of the provisions of this Agreement shall be construed as a waiver of any subsequent performance under the same or any other provisions.
P. Assignment: Neither party shall assign this Agreement or any rights hereunder without the written consent of the other party unless such assignment is made to a person controlling, controlled by or under common control of assignor, in which event assignor shall remain responsible for nonperformance.
Q. Entirety of Agreement: The Special Provisions and these General Provisions contain the entire Agreement of the parties; there are no other promises, representations or warranties. Any modification of this Agreement shall be by written instrument. Any conflict between the Special Provisions and these General Provisions shall be resolved in favor of the Special Provisions. The section headings are for convenience only and shall not limit or change the subject matter of this Agreement.
R. Definitions: When used in this Agreement, the terms listed below have the following meanings:
     “API” means the American Petroleum Institute.
     “ASME” means the American Society of Mechanical Engineers.
     “ASTM” means the American Society for Testing Materials.
     “Barrel” means 42 U.S. gallons of 231 cubic inches per gallon corrected to 60 degrees Fahrenheit.
     “Carrier” means a pipeline, barge, truck, or other suitable transporter of crude oil.
     “Crude Oil” means crude oil or condensate, as appropriate.
     “Day,” “month,” and “year” mean, respectively, calendar day, calendar month, and calendar year, unless otherwise specified.
     “Delivery Ticket” means a shipping/loading document or documents stating the type and quality of crude oil delivered, the volume delivered and method of measurement, the corrected specific gravity, temperature, and S&W content.
     “Invoice” means a statement setting forth at least the following information: The date(s) of delivery under the transaction; the location(s) of delivery; the volume(s); price(s); the specific gravity and gravity adjustments to the price(s) (where applicable); and the term(s) of payment.
     “S&W” means sediment and water.
Effective January 1, 1993
Supersedes November 1983 General Provisions